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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


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                          DATE OF REPORT: APRIL 1, 1998

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                         CHECKFREE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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    Delaware                      0-26802                     58-2360335
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(STATE OR OTHER            (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (770) 441-3387
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

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                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.           OTHER EVENTS

         On April 1, 1998, CheckFree Holdings Corporation, a Delaware corporation ("CheckFree"), announced the planned divestiture of seven of its software products to enhance CheckFree's focus on core businesses in electronic commerce products and services (the "Divestitures"). The software products to be divested include corporate cash management, wire transfer, leasing, item processing, imaging, mortgage and safe box accounting. CheckFree completed the sale of its item processing business to CONIX Systems, Inc. on March 24, 1998, and has agreements, or is in discussions with potential buyers for the majority of the other software products to be sold. The divestiture process is expected to be substantially completed by June 30, 1998. The businesses planned for divestiture recorded collective revenue of approximately $34 million for the year ended June 1997, and were projected to generate revenue of $36 to $38 million with a modest operating loss for the year ending June 1998.

         After the Divestitures are completed, CheckFree's software business will consist of ACH processing through outsourcing alliances and its PEP+ software package; account reconciliation through RECON-Plus for Windows and ARP/SMS; and compliance software products for financial institutions and businesses. This software is integral to the operations of financial institutions and businesses.

         CheckFree's press release issued April 1, 1998 regarding the Divestitures is attached as an exhibit to this report and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

          Exhibit No.                        Description

              99 Press release of CheckFree Holdings Corporation issued April 1, 1998, regarding the Divestitures.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHECKFREE HOLDINGS CORPORATION


Date:  April 3, 1998                    By:  /s/ James S. Douglass
                                           -------------------------------------
                                           James S. Douglass, Executive Vice
                                           President and Chief Financial Officer





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                                  EXHIBIT INDEX


        Exhibit No.                           Description

            99 Press release of CheckFree Holdings Corporation issued April 1, 1998, regarding the Divestitures.










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